Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Polen U.S. SMID Company Growth Fund

Supplement dated December 1, 2022 to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of Polen U.S. SMID Company Growth Fund (the “Fund”) dated September 1, 2022

Changes to the Fund’s Portfolio Management Team

Effective January 1, 2023, Troy Renauld will assume the role of co-portfolio manager of the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Manager” on page 4 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

Rayna Lesser Hannaway, CFA,   Head of Team, Portfolio Manager and Analyst, has served as Portfolio Manager for the Fund since its inception in 2021. She has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2017.

Troy Renauld, CFA, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since January 2023.  He has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2018.

2.	The Section entitled “Portfolio Manager” on page 8 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, is Lead Portfolio Manager for the U.S. SMID Company Growth and U.S. Small Company Growth strategies and a member of the investment team at Polen Capital. Ms. Lesser Hannaway joined Polen Capital in 2017. Prior to joining Polen Capital, she spent nine years in portfolio management and two years as a research analyst at Fidelity Investments in Boston evaluating small and mid-cap companies. She also spent nine years working in small cap research for Jennison Associates and Lord Abbett & Company. Ms. Lesser Hannaway received a B.A. in Economics from Barnard College, a division of Columbia University, where she graduated summa cum laude.

Troy Renauld, CFA, Portfolio Manager and Analyst, is co-portfolio manager for the U.S. SMID Company Growth, Global SMID Company Growth and International Small Company Growth strategies and a member of the investment team at Polen Capital.  Mr. Renauld joined Polen Capital in 2018.  Prior to joining Polen Capital, Mr. Renauld worked for almost five years at Bright Rock Capital Management as an Equity Research Analyst.  Mr. Renauld received a B.S. in Civil Engineering from the University of Massachusetts Dartmouth and an M.B.A. with a Specialization in Asset Management from the Boston College Carroll School of Management.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Manager” on pages 41-42 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of Rayna Lesser Hannaway and Troy Renauld, investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Ms. Lesser Hannaway and Mr. Renauld, who are the Portfolio Managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the Portfolio Managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the Portfolio Managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s Portfolio Managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the Portfolio Managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Lesser Hannaway and Mr. Renauld, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2022 with respect to Ms. Lesser Hannaway, and as of October 31, 2022 with respect to Mr. Renauld:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Rayna Lesser Hannaway
Other Registered Investment Companies	1	135.6	0	0
Other Pooled Investment Vehicles	2	28.25	0	0
Other Accounts:	266	307.09	0	0

Troy Renauld
Other Registered Investment Companies	1	16.91	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts:	1	1.04	0	0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Managers for management of the Fund. A Portfolio Manager’s compensation consists of  (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”) in the Adviser, including direct Equity Interests and/or phantom Equity Interests, entitling a Portfolio Manager to a proportionate year-end distribution of the Adviser’s net profits. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s Portfolio Managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of April 30, 2022, Ms. Lesser Hannaway beneficially  owned $100,001-$500,000 of equity securities in the Fund. As of October 31, 2022, Mr. Renauld owned $1-$10,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.